THE ALGER FUNDS

Alger 25 Fund

Alger 35 Fund

Supplement Dated February 11, 2021 to the

Summary Prospectuses and Prospectus

dated March 1, 2020, as amended and supplemented to date

Reorganization

The Board of Trustees of The Alger Funds (the “Trust”) has approved a Plan of Reorganization (the “Plan”) on behalf of Alger 25 Fund (the “Fund”) and Alger 35 Fund (the “Acquiring Fund”), each a series of the Trust. The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

Neither the Plan nor the Reorganization requires the approval of shareholders of either fund. It is currently contemplated that the Reorganization will become effective on or about May 7, 2021 (the “Closing Date”). A Prospectus/Information Statement with respect to the proposed Reorganization will be mailed to Fund shareholders before the consummation of the Reorganization. The Prospectus/Information Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-992-3863.

In anticipation of the Reorganization, effective on or about February 11, 2021 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts. Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

Class P Reclassification

Effective as of the Closing Date, immediately upon consummation of the Reorganization, the Class P Shares of the Acquiring Fund will be reclassified as Class Z shares of the Acquiring Fund (the “Reclassification”). The features of the reclassified Class Z Shares will be the same as the existing Class Z shares of other series of the Trust. Please refer to the Trust’s March 1, 2020 prospectus for institutional investors for more information on Class Z shares of the series of the Trust. The reclassified Class Z Shares are expected to have the same total expense ratio as the existing Class P Shares. Upon completion of the Reclassification, all existing Class P shareholders (including former Fund shareholders) of the Acquiring Fund will hold Class Z shares of the Acquiring Fund.

S-25FundP 21121

S-25FundP-2 21121

S-35FundP 21121

S-35FundP-2 21121